                                                                   EXHIBIT 10.15

                         SIXTH AMENDMENT AND WAIVER TO
                             TERM CREDIT AGREEMENT

     THIS SIXTH AMENDMENT AND WAIVER TO TERM CREDIT AGREEMENT (this "Waiver"), dated as of February 15, 2000, is entered into among PILLOWTEX CORPORATION, a Texas corporation (the "Borrower"), the institutions listed on the signature pages hereof that are parties to the Credit Agreement defined below (collectively, the "Lenders"), and BANK OF AMERICA, N.A. (formerly known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as Administrative Agent for itself and the Lenders (in said capacity, the "Administrative Agent").

                                  BACKGROUND
                                  ----------

     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Term Credit Agreement, dated as of December 19, 1997 (as amended through the date hereof, the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

     B. The Borrower has requested a waiver of certain Events of Default under the Credit Agreement.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Lenders and the Administrative Agent covenant and agree as follows:

     1.   WAIVER. Subject to the satisfaction of the conditions of effectiveness
          -------
set forth in Section 10 of this Waiver and the other conditions contained
             ----------
herein, the Lenders hereby waive (a) the Event of Default with respect to
Section 7.11 of the Credit Agreement which occurred as a result of the failure
------------
of the Borrower to comply with the required Leverage Ratio at the end of the Fiscal Quarter ended October 2, 1999, (b) the Event of Default which occurred as a result of the failure of the Borrower to cause a lien to be granted to the Administrative Agent, for the benefit of the Lenders, on certain leasehold property in Phenix City, Alabama, on or before January 15, 2000, and (c) any Events of Default with respect to Sections 7.11, 7.12, and 7.13 of the Credit
                                  -------------  ----      ----
Agreement which may occur as a result of the failure of the Borrower to comply with the required Leverage Ratio, Fixed Charge Coverage Ratio, and Net Worth at the end of the Fiscal Quarter ended January 1, 2000 (the "Existing Events of
                                                          ------------------
Default"). The waiver provided in this Section 1 shall not be and shall not be
-------                                ---------
deemed to be a waiver of any Events of Default under the Credit Agreement other than the Existing Events of Default.

     2.   TERMINATION.  The Waiver described in Section 1 above shall terminate
          -----------                           ---------
automatically without any action by the Administrative Agent, the Lenders or any other Person and be of no further force or effect upon termination of the Waiver Period. For purposes hereof, the

"Waiver Period" shall mean the period commencing on the effective date of this
 -------------
Waiver and terminating upon the earliest to occur of (a) March 31, 2000, (b) the declaration or payment by the Borrower of any cash dividends in respect of any Capital Stock of the Borrower, or (c) the occurrence of any Event of Default other than the Existing Events of Default.

     3.   AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended
          ------------------------------
as follows:

          (a)  Section 1.1 is amended by entirely amending the following
               -----------
     definition:

          "Fieldcrest Cannon Subordinated Debenture Reserve" means (a) for the
           ------------------------------------------------
     period from and including October 8, 1999 through and including March 31, 2000, zero, and (b) for the period from and including April 1, 2000 and thereafter, an amount equal to 50% of the aggregate amount of cash consideration that may be requested, at any time of determination, by the holders of Fieldcrest Cannon Subordinated Debentures in respect of a conversion thereof.

          (b)  Section 10.1(f) is hereby amended by inserting the text, ",
               ---------------
     financial advisors," immediately following the word, "attorneys" in the first sentence thereof.

     4.   BORROWING BASE.  Notwithstanding anything in the Credit Agreement or
          --------------
any other Loan Document, commencing on the date of this Waiver and continuing at all times thereafter the Borrower shall not permit the sum of (a) the outstanding principal amount of all Revolving Credit Advances, Facility A Term Loan Advances and Facility B Term Loan Advances and (b) without duplication, the Reimbursement Obligations, to exceed (i) the book value of the Liquid Assets of the Borrower and each other Obligor, provided that an Event of Default shall
                                     -------- ----
arise from Borrower's failure to comply with this clause (i) only if such
                                                  ----------
failure continues for seven days after a Responsible Officer of Borrower knows or reasonably should know of such failure, or (ii) 102.50% of the book value of the Liquid Assets of the Borrower and each other Obligor. For purposes hereof, "Liquid Assets" shall mean net accounts receivable, net inventory and cash balances.

     5.   CAPITAL EXPENDITURES. Notwithstanding anything in the Credit Agreement
          --------------------
or any other Loan Document, during the Waiver Period the Borrower shall not, and shall not permit any of its Subsidiaries to, make any Capital Expenditures in an aggregate amount that exceeds $8,000,000.

     6.   WAIVER FEE.  Borrower shall pay to the Administrative Agent, for the
          ----------
pro rata benefit of the Lenders that execute and deliver this Waiver to the Administrative Agent (or its counsel) not later than 5:00 p.m., Dallas time, February 15, 2000, a waiver fee in an amount equal to the product of (a) 0.15% multiplied by (b) an amount equal to such Lender's portion of the Commitment. Such waiver fee shall be paid in immediately available funds and shall be payable only if the conditions set forth in Section 10 of this Waiver have been
                                            ----------
satisfied and shall be due and payable to each Lender eligible for payment pursuant to the preceding sentence no later than two

Business Days after the conditions set forth in Section 10 of this Waiver have
                                                ----------
been satisfied. The Borrower agrees that the failure to pay the waiver fee provided in this Section 6 shall, after the expiration of any applicable grace
                 ---------
period, be an Event of Default under Section 8.1(b)(ii) of the Credit Agreement.
                                     ------------------

     7.   OVERLINE FACILITY.  During the Waiver Period, the Borrower shall not
          -----------------
make any payments or prepayments of principal owing under the Overline Facility.

     8.   RELEASE.
          -------

          (a) The Borrower and each Guarantor hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all
                                     -----------------------
     claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature
                                         ---------------
     whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Borrower or any Guarantor ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Waiver and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

          (b) The Borrower and each Guarantor covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Waiver and were in any manner related to any of the Loan Documents.

          (c) The agreements of the Borrower and each Guarantor set forth in this Section 8 shall survive termination of this Waiver and the other Loan
          ---------
     Documents.

     9.   REPRESENTATIONS AND WARRANTIES.  By its execution and delivery hereof,
          ------------------------------
the Borrower represents and warrants to the Lenders that, as of the date hereof:

          (a)  after giving effect to the waiver set forth in Section 1 of this
                                                              ---------
     Waiver, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as if made on and as of such date;

          (b)  after giving effect to the waiver set forth in Section 1 of this
                                                             ---------
     Waiver, no event has occurred and is continuing which constitutes an Event of Default;

          (c) the Borrower has full power and authority to execute and deliver this Waiver, and this Waiver constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

          (d) neither the execution, delivery and performance of this Waiver nor the consummation of any transactions contemplated herein will conflict with any Law, the articles of incorporation, bylaws or other governance document of the Borrower or any of its Subsidiaries, or any indenture, agreement or other instrument to which the Borrower or any of its Subsidiaries or any of their respective property is subject; and

          (e) no authorization, approval, consent, or other action by, notice to, or filing with, any governmental authority or other Person (including the Board of Directors of the Borrower or any Guarantor), is required for the execution, delivery or performance by the Borrower of this Waiver or the acknowledgment of this Waiver by any Guarantor.

     10.  CONDITIONS OF EFFECTIVENESS.  This Waiver shall be effective as of
          ---------------------------
February 15, 2000, so long as each of the following conditions precedent shall have been satisfied:

     (a) the Administrative Agent shall receive counterparts of (i) this Waiver and (ii) the Sixth Amendment and Waiver to Amended and Restated Credit Agreement, each executed by the Required Lenders (as defined in the Intercreditor Agreement) and the Borrower and acknowledged by each Guarantor;

     (b) the Administrative Agent shall receive counterparts of the Fourth Amendment to Promissory Note, executed by the Borrower and Bank of America, N.A., extending the maturity of the Overline Facility to the end of the Waiver Period;

     (c)  the representations and warranties set forth in Section 9 of this
                                                         ---------
Waiver shall be true and correct;

     (d) all reasonable out-of-pocket fees and expenses in connection with the Loan Documents, including this Waiver, including legal and other professional fees and expenses incurred on or prior to the date of this Waiver by Administrative Agent or any Lender, including, without limitation, the reasonable fees and expenses of Winstead Sechrest & Minick P.C. and PricewaterhouseCoopers, shall have been paid; and

     (e) the Administrative Agent shall receive, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

     11.  GUARANTOR ACKNOWLEDGMENT.  By signing below, each of the Guarantors
          ------------------------
(i) acknowledges, consents and agrees to the execution and delivery of this Waiver, (ii) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Waiver or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Subsidiary Guaranty, and (iv) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its Subsidiary Guaranty as a result of this Waiver.

     12.  BANK OF AMERICA CONSENT.  Bank of America, N.A., in its capacity as
          -----------------------
provider of the Overline Facility, hereby (i) agrees to this Waiver and acknowledges that the waivers provided herein shall also be effective with respect to the Overline Facility, (ii) agrees that it will not accept any payment of principal under the Overline Facility during the Waiver Period, and
(iii) acknowledges that the maturity date of the Overline Facility has been extended to the termination of the Waiver Period.

     13.  REFERENCE TO CREDIT AGREEMENT.  Upon the effectiveness of this Waiver,
          -----------------------------
each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Waiver.

     14.  COUNTERPARTS; EXECUTION VIA FACSIMILE.  This Waiver may be executed in
          -------------------------------------
one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Waiver may be validly executed and delivered by facsimile or other electronic transmission.

     15.  GOVERNING LAW: BINDING EFFECT.  This Waiver shall be governed by and
          -----------------------------
construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

     16.  HEADINGS.  Section headings in this Waiver are included herein for
          --------
convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

     17.  LOAN DOCUMENT.  This Waiver is a Loan Document and is subject to all
          -------------
provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Waiver by reference the same as if set forth in this Waiver verbatim.

     18.  NO ORAL AGREEMENTS.  THIS WRITTEN AGREEMENT AND THE OTHER LOAN
          ------------------
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================

                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

                                    PILLOWTEX CORPORATION

                                    By:  Jaime Vasquez
                                    Title:  Vice President/Treasurer


                                    BANK OF AMERICA, N.A. (formerly
                                    known as NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as Administrative Agent and as a Lender, Swing Line Bank and Issuing Bank

                                    By:  William E. Livingstone, IV
                                    Title:  Managing Director

                                    THE BANK OF NOVA SCOTIA
                                    ATLANTA AGENCY

                                    By:  Peiter J. Van Schaick
                                    Title:  Relationship Manager

                                    THE FIRST NATIONAL BANK
                                    OF CHICAGO

                                    By:  Randall B. Durant
                                    Title:  First Vice President

                                    WELLS FARGO BANK (TEXAS),
                                    NATIONAL ASSOCIATION

                                    By:  Roger Fruenat
                                    Title:  Vice President

                                    COMERICA BANK

                                    By:  Mark B. Grover
                                    Title:  Vice President

                                    CREDIT LYONNAIS - NEW YORK BRANCH

                                    By:  John-Charles Van Essche
                                    Title:  Vice President

                                    THE BANK OF TOKYO-MITSUBISHI, LTD.

                                    By:  John W. McGhee
                                    Title:  Vice President & Manager

                                    BANK ONE, TEXAS, N.A.

                                    By:  Randall B. Durant
                                    Title:  First Vice President

                                    BHF (USA) CAPITAL CORPORATION

                                    By:  Dan Dobrjanskyj
                                    Title:  Assistant Vice President

                                    By:  Chris Yu
                                    Title:  Associate

                                    FIRST UNION NATIONAL BANK

                                    By:  Ron R. Ferguson
                                    Title:  Senior Vice President

                                    COOPERATIEVE CENTRALE RAIFFEISEN-
                                    BOERENLEENBANK B.A., "RABOBANK
                                    NEDERLAND", NEW YORK BRANCH

                                    By:  Ian Reece
                                    Title:  Senior Credit Officer

                                    By:  Richard Matthews
                                    Title:  Vice President

                                    THE BANK OF NEW YORK

                                    By:  Albert R. Taylor
                                    Title:  Vice President

                                    CREDIT INDUSTRIEL ET COMMERCIAL

                                    By:  Anthony Rock
                                    Title:  Vice President

                                    By:  Marcus Edward
                                    Title:  Vice President

                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC.

                                    By:  Richard W. Varalla
                                    Title:  Senior Associate

                                    By:  Stephen W. Hipp
                                    Title:  Senior Associate

                                    THE FUJI BANK, LTD.

                                    By:  John D. Doyle
                                    Title:  Vice President & Manager

                                    NATIONAL BANK OF CANADA

                                    By:  Bill Handley
                                    Title:  Vice President

                                    By:  (signature illegible)
                                    Title:  Vice President & Manager

                                    NATIONAL CITY BANK OF KENTUCKY

                                    By:  Jeffrey C. Geeding
                                    Title:  Senior Vice President

                                    THE PRUDENTIAL INSURANCE
                                    COMPANY OF AMERICA

                                    By:  B. Ross Smead
                                    Title:  Vice President

                                    BANK POLSKA KASA OPIEKI, S.A.,
                                    NEW YORK BRANCH

                                    By:  Hussein B. El-Tawil
                                    Title:  Vice President

                                    GUARANTY FEDERAL BANK, F.S.B.

                                    By:  Robert S. Hays
                                    Title:  Senior Vice President

                                    GENERAL ELECTRIC
                                    CAPITAL CORPORATION

                                    By:  Thomas E. Johnstone
                                    Title:

                                    SOCIETE GENERALE, SOUTHWEST
                                    AGENCY

                                    By:  Robert Petersen
                                    Title:  Director


CONSENTED TO BY:

KZH WATERSIDE LLC

By:  Susan Lee
Title:  Authorized Agent

SENIOR DEBT PORTFOLIO

By:  Boston Management and Research
    as Investment Advisor

By:  Scott H. Page
Title:  Vice President

AERIES FINANCE-II LTD.
By:  INVESCO Senior Secured Management, Inc.
    as Sub-Managing Agent

By:  (signature illegible)
Title:  Vice President

CYPRESSTREE INVESTMENT PARTNERS I, LTD.,

By: CypressTree Investment Management

    Company, Inc., as Portfolio Manager

By:  Jeffrey W. Hener
Title:  Principal

NORTH AMERICAN SENIOR FLOATING RATE FUND
By:  Cypress Tree Investment Management Company,
    Inc., as Portfolio Manager

By:  Jeffrey Hener
Title:  Principal

CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.
As:  Attorney-in-Fact and on behalf of First Allmerica
   Financial Life Insurance Company as Portfolio Manager

By:  Jeffrey W. Hener
Title:  Principal

VAN KAMPEN CLO I, LIMITED
By:  VAN KAMPEN MANAGEMENT, INC.,
    as Collateral Manager

By:  Darvin D. Pierce
Title:  Vice President

BALANCED HIGH-YIELD FUND I LTD.
By:  BHF (USA) CAPITAL CORPORATION, acting as
    attorney-in-fact

By:  Dan Dobrjanskyj
Title:  Assistant Vice President

By:  Chris Yu
Title:  Associate

INDOSUEZ CAPITAL FUNDING IIA, LIMITED

By:  INDOSUEZ CAPITAL as Portfolio Manager

By:  Melissa Marano
Title:  Vice President

VAN KAMPEN SENIOR INCOME TRUST
By:  Van Kampen Investment Advisory Corp.

By:  Darvin D. Pierce
Title:  Vice President

INDOSUEZ CAPITAL FUNDING IV, L.P.
By:  Indosuez Capital as Portfolio Manager

By:  Melissa Marano
Title:  Vice President

CYPRESSTREE INSTITUTIONAL FUND, LLC
By: CypressTree Investment Management
    Company, Inc., its Managing Member

By:  Jeffrey W. Hener
Title:  Principal

CYPRESSTREE INVESTMENT FUND, LLC
By: CypressTree Investment Management
    Company, Inc., its Managing Member

By:  Jeffrey W. Hener
Title:  Principal

KZH-CYPRESSTREE-1 LLC

By:  Susan Lee
Title:  Authorized Agent

OXFORD STRATEGIC INCOME FUND
By:  Eaton Vance Management, as
     Investment Advisor

By:  Scott H. Page
Title:  Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:  Eaton Vance Management, as
     Investment Advisor

By:  Scott H. Page

Title:  Vice President

VAN KAMPEN CLO II, LIMITED
By: Van Kampen Management, Inc.,
    as Collateral Manager

By:  Darvin D. Pierce
Title:  Vice President

CAPTIVA FINANCE, LTD.

By:  David Byer
Title:  Director

BALANCED HIGH-YIELD FUND II LTD.
By:  BHF (USA) CAPITAL CORPORATION
     acting as attorney-in-fact

By:  Dan Dobrjanskyj
Title:  Assistant Vice President

By:  Chris Yu
Title:  Associate

FINOVA CAPITAL CORPORATION

By:  (signature illegible)
Title:  Authorized Signer

THE DAI-ICHI KANGYO BANK
LIMITED, NEW YORK BRANCH

By:  Ronald Wolinsky
Title:  Vice President & Group Leader

MOUNTAIN CAPITAL CLO I LTD.

By:  Darren P. Riley
Title:  Director

MARINER LDC

By:  Charles R. Howe, II

Title:  Director

LEHMAN COMMERCIAL PAPER, INC.

By:  Steven Pomerantz
Title:
                                    PRESIDENT & FELLOWS OF HARVARD
                                    COLLEGE

                                    By:  Regiment Capital Management, LLC
                                    as its Investment Advisor

                                    By:  Regiment Capital Advisors, LLC
                                    its Manager and pursuant to delegated
                                    authority

                                    By:  Timothy Peterson
                                    Title:  President


ACKNOWLEDGED AND AGREED:

PILLOWTEX, INC.
PTEX HOLDING COMPANY
PILLOWTEX MANAGEMENT SERVICES COMPANY
BEACON MANUFACTURING COMPANY
MANETTA HOME FASHIONS, INC.
TENNESSEE WOOLEN MILLS
FIELDCREST CANNON, INC.
CRESTFIELD COTTON COMPANY
ENCEE, INC.
FCC CANADA, INC.
FIELDCREST CANNON FINANCING, INC.
FIELDCREST CANNON LICENSING, INC.
FIELDCREST CANNON INTERNATIONAL, INC.
FIELDCREST CANNON SF, INC. (formerly known as Fieldcrest Cannon Sure Fit, Inc.) FIELDCREST CANNON TRANSPORTATION, INC.
ST. MARYS, INC.
AMOSKEAG COMPANY
AMOSKEAG MANAGEMENT CORPORATION
DOWNEAST SECURITIES CORPORATION
BANGOR INVESTMENT COMPANY
MOORE'S FALLS CORPORATION

THE LESHNER CORPORATION
LESHNER OF CALIFORNIA, INC.
OPELIKA INDUSTRIES, INC.

By:  Jaime Vasquez
Title:  Vice President